Exhibit 3.05

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(773) 684-8798

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                                             ARTICLES OF INCORPORATION
                                               (PURSUANT TO NRS 78)

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NAME OF CORPORATION            United Companies Corporation
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RESIDENT AGENT NAME            NAME
AND STREET ADDRESS             Capitol Corporate Services, Inc.

                               PHYSICAL STREET ADDRESS                       CITY              STATE                   ZIP
                               202 S. Minnesota St.                        Carson City         Nevada                 89703

                               ADDITIONAL MAILING ADDRESS                    CITY              STATE                   ZIP
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SHARES                         NUMBER OF SHARES                                                       NUMBER OF SHARES
                               WITH PAR VALUE:                       PAR VALUE:                       WITHOUT PAR VALUE:
                               75,000                                  .01                                - 0 -
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NAMES, ADDRESSES,              The First Board of Directors/Trustees shall consist of       1      members whose names and
MEMBERS OF BOARD OF                                                                                addresses are as follows:
DIRECTORS/TRUSTEES             1.  NAME  Frank J. Jakovac

                               STREET ADDRESS                         CITY                     STATE                   ZIP
                               834 Ridge Avenue                    Pittsburgh               Pennsylvania              15212

                               2.  NAME

                               STREET ADDRESS                         CITY                     STATE                   ZIP

                               3.  NAME

                               STREET ADDRESS                         CITY                     STATE                   ZIP

                               4.  NAME

                               STREET ADDRESS                         CITY                     STATE                   ZIP
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PURPOSE                        The purpose of this corporation shall be:
                               Incubation of investment opportunities
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OTHER MATTERS                  Number of addition pages:
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NAMES, ADDRESSES               Frank J. Jakovac                                         /s/ Frank Jakovac
AND SHAREHOLDERS OF            NAME                                                     -------------------------------
INCORPORATION                                                                           Signature

                               STREET ADDRESS                         CITY                     STATE                   ZIP
                               834 Ridge Avenue                    Pittsburgh               Pennsylvania              15212


                                                                                        --------------------------------
                               NAME                                                     Signature

                               STREET ADDRESS                         CITY                     STATE                   ZIP
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CERTIFICATE OF                 1. Capital Corporation  Services,  Inc., hereby accept appointment as Resident Agent for the
ACCEPTANCE OF                  above named corporation.
APPOINTMENT
OF RESIDENT AGENT                 /s/  Michelle Ellis
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                               Authorized Signature of Resident Agent or Resident Agent Company     Date:  11/26/01
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